SUPPLEMENT TO THE FIDELITY CASH RESERVES AND FIDELITY U.S. GOVERNMENT RESERVES JANUARY 20, 1998 PROSPECTUS

The following information replaces similar information found in the "How to Buy Shares" section on page 18.

These minimums may vary for investments through a Fidelity Payroll Deduction Program account in Cash Reserves. There is no minimum account balance or initial or subsequent investment minimum for certain retirement accounts funded through salary deduction, or accounts opened with the proceeds of distributions from Fidelity retirement accounts. Refer to the appropriate program materials for details.